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                                                              Exhibit 10.5 (b)

                                 AUGUST 16, 1941

                                   15:15 hours

         FIRST PAGE STAMPED IN THE NATIONAL SHOP OF ENGRAVING IN STEEL.

NUMBER SIXTY ONE (61). In the city of Guatemala, the nineteenth (19th) day of the year two thousand, Before me: GUILLERMO ANDRES CASTILLO RUIZ, Notary, appears on one hand Mr. JUAN ANTONIO MIRO LLORT, forty six, married, banker, Salvadorian, of this domicile, who intervenes in capacity of Vice-President and General Chairman with Representation of Citibank, N. A., capacity accredited with the following documents, respectively: I) first testimony of the public document number ninety three (93), authorized in this city the ninth day of December of the year nineteen hundred ninety eight by Notary Public Fernando Quezada Toruno, which contains the Protocol Act of Notarial Act authorized by Notary Karin Johanna Herman Zachrisson the ninth day of July of the year nineteen hundred ninety eight in the city of New York, State of New York, United States of America, and contains its appointment as Vice-President. The document remained duly subscribed in the General Mercantile Registration of the Republic to number one hundred fifty thousand two hundred twenty nine (150,229) folio three hundred ninety eight (398) of book seventy five (75) of Auxiliary of Commerce on the twenty first of December of the year nineteen hundred ninety eight; and II) first testimony of the public document number forty nine (49) authorized in this city by Notary Annabella Bruni de Bermudez, the fourth day of September of the year nineteen hundred ninety six, which contains Protocol of General Order with representation granted by Citibank, N. A. in favor of Mr. Juan Antonio Miro Llort, document which remained subscribed in the Offices of the General Archives of Protocols to number four hundred sixteen thousand eight hundred thirty seven (416,837), the seventeenth day of September of nineteen hundred ninety six, the same document remained subscribed in the General Mercantile Registration of the Republic, with number twenty one thousand five hundred seventeen (21,517), folio three hundred twenty four (324) of book fifteen (15) of Orders, with date nineteen of September of nineteen hundred ninety six. On the other hand, appears Mr. MICHAEL EDWARD ASCOLI GIRON, forty seven years old, married, Guatemalan, executive, of this domicile, bearer of personal identification number of order A dash one and

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of registration five hundred fourteen thousand nine hundred eighty five (A-1
514,985) issued by the Municipal Registrar of Guatemala, who acts in their capacities of: a) GENERAL MANAGER and as such in representation of the entity PRICESMART (GUATEMALA), SOCIEDAD ANONIMA, which accredits with notarial act of its appointment authorized in this city the twenty fifth of September of nineteen hundred ninety eight by Notary Beatriz Beltranena Wer, which is duly subscribed in the General Mercantile Registration of the Republic with number one hundred forty four thousand four hundred two (144,402), folio one hundred twenty one (121) of book seventy five (75) of Auxiliary of Commerce. Likewise, it states that is duly faculted for the granting of this contract, which accredits wit Notarial Act authorized in this city the fifteenth of December of the year two thousand, for which Notary Liliana Yolanda Sanchez Mack, who transcribes the authorization of the Board of Directors of PRICESMART (GUATEMALA), SOCIEDAD ANONIMA; and b) GENERAL CHAIRMAN with Representation in the entity GRUPO SOLID, S. A. (constituted with initials), capacity which accredits with the first testimony of the public document number thirteen (13), authorized in the city of Guatemala the fourteenth day of February of nineteen hundred ninety four by Notary Mario Rodolfo Virula Boy, which Protocols the Notarial Act dated twenty first of January of nineteen hundred ninety four, authorized in the city of Panama, Capital of the Republic of Panama, by Notary Public Tenth, Noemi Moreno Alba, which contains General Order with Representation granted by GRUPO SOLID, S. A. (Constituted with initials), in favor of Mr. Michael Edward Ascoli Giron, document which remained subscribed in the Office of the General Archive of Protocols number four hundred thirty eight thousand seven hundred fifteen (438,715), the twenty sixth day of February of nineteen hundred ninety seven; the same document remained subscribed in the General Mercantile Registration of the Republic, number twenty two thousand three hundred four (22,304), folio four hundred fifteen (415) of book fifteen
(15) of Orders, dated tenth of March of the year nineteen hundred ninety seven.
ATTEST: to know the first deponent, not as well the second who identifies himself with personal identity card above identified, that the representations exercised are enough according to the law and to my judgment for the granting of this contract; that according to statement made by Messrs. Juan Antonio Miro Llort and Michael Edward Ascoli Giron, such representations are in effect and their appointments and orders have not suffered any restriction or amendment avoiding them or conditioning the

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granting of this document; that I have at sight the documents accrediting them;
and assuring that all are in the free exercise of their civil rights, state that hereby they grant the CONTRACT OF CREDIT AND CONSTITUTION PLEDGE GUARANTEE OVER THE MERCANTILE COMPANY according to the following clauses: FIRST: BACKGROUND. Messrs. Juan Antonio Miro and Michael Edward Ascoli Giron state that CITIBANK,
N. A. through its INTERNATIONAL BANKING FACILITY ("INTERNATIONAL BANKING FACILITY" or "IBF") constitutes a set of accounting books used by Citibank, N.
A. according to the Regulation D issued by the Board of Governors of the System of Federal Reserve of the United States of America, entity that hereinafter this document shall also be named "THE BANK", grants a credit to PRICESMART (GUATEMALA), SOCIEDAD ANONIMA, entity that in this document shall also be identified as THE DEBTOR, for the amount of ONE MILLION FIVE HUNDRED THOUSAND DOLLARS OF THE UNITED STATES OF AMERICA ($1,500,000.00), which will be disbursed and delivered to the Debtor the next following day of the date in which the testimony of this document is presented to the Bank indicating the reason of the subscription of the pledge guarantees placed by the General Mercantile Registrator of the Republic in the indicated manner hereinafter, as certification of the same Registration of the Mercantile Companies encumbered and that the pledge to which this document refers are in first place. The date of the joint presentation of these documents shall be the one on the receipt stamp of the Bank. SECOND: STIPULATIONS OF CREDIT. The referred credit in the above clause is subject, along others, to the following stipulations: a)
Destination: The debtor shall destine the credit to refinance debts with the shareholders. B) Term: The term of the credit is ONE (1) YEAR counted upon on this day, for which it will expire the eighteenth of December of the year two thousand one. If such date is holiday, the period shall conclude the immediate previous banking working day. C) Payment Method: The Debtor shall pay the credit in the following manner: THREE (3) QUARTERLY AND CONSECUTIVE PAYMENT OF ONE HUNDRED TWELVE THOUSAND FIVE HUNDRED DOLLARS OF THE UNITED STATES OF AMERICA ($112,500) EACH, IN MONTHS OF MARCH, JUNE AND SEPTEMBER ALL OF YEAR TWO THOUSAND ONE; AND THE BALANCE UPON EXPIRATION OF THE CURRENT OBLIGATION. Such amounts do not include the interests pertaining to the period of time

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elapsed, and the payments shall be made the last working day of the month to which corresponds the payment of capital, according to what is established in this clause. During the period of this contract, it is not permitted to the Debtor to make anticipated payments of capital during the Periods of Interests (as defined hereinafter), agreed. If notwithstanding this prohibition, the debtor expresses the desire to make anticipated advance of capital, it is bound to pay a recharge that the bank may impose over such anticipated payment. d)
INTERESTS: Over the amount owed or their balances shall pay interest at rate equal to the rate offered for the deposits equal or close to NINETY (90) CALENDAR DAYS, in Dollars of the United States of America in the Interbanking Market of London, United Kingdom (LIBO RATE), at eleven hours in the morning, London time, the second previous working day prior to the beginning of the period of interests to which the rate will be applied, increasing in THREE POINT SEVENTY FIVE percentage points (3.75%), as appears on page three thousand seven hundred fifty (3750) of Telerate. If Libro Rate cannot be determined according to what is above established, Libo Rate shall mean an annual rate equal to the rate indicated in page "LIBOR" of the Reuters Screen (or any other page which substitutes the mentioned page from time to time) upon eleven hours before noon (11:00 A.M.) (London Time) the second previous working day prior to the beginning of the period of interests to which the rate will be applied, for deposits in Dollars of the United States equal or closer to the duration of such interest period. In the event that one or more interest rates appear on page three thousand seven hundred fifty (3750) or "LIBOR" as the case may be, the Libo Rate shall be the average (rounded to the superior multiple number closer to the 1/16 of the 1% annual, if such average is not a multiple) of such rates offered. For the effects of this clause, `Period of Interest' shall mean the period beginning the nineteenth of December of the year two thousand and ends three months after, that is, the nineteenth of March of the year two thousand, and ends each consecutive period of three months, beginning on the date of expiration of the immediate pervious interest period. Interests shall be paid in MONTHLY manner the last working day of each of the indicated months. The variation in the interest rate for each period of interests shall make effect automatically without need of any formal requirement, although, for the effects purely informative, it shall be sent to the debtor a written communication to the address stated in this document. The interests shall be calculated based on one year of three hundred sixty (360) days and collected for those days effectively elapsed in the period in which

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such interests are payable. E) Moratorium Interests: In the event that the debtor incurs in moratorium any of the obligations corresponding by virtue of the credit, shall pay over the balances owed, moratorium interests at an interest rate equal to the LIBO rate defined in the above clause, in effect on the date of payment, increased in SEVEN POINT FIFTY percentage point (7.50%), which shall be calculated upon the first date in which has incurred the moratorium until the date in which the bank receives upon complete satisfaction the amounts owed, and without prejudice to the right f this to give as expired in anticipation the period of the contract and demand judicially the payment of the obligation. F) Common dispositions to the payment method. The capital and interests shall be paid in Dollars of the United States of America since it is an obligation of payment from Guatemala to abroad, without need of collection or requirement in the account of the Bank that the first indicates to the Debtor, in the offices located in the City of New York, State of New York, United States of America, that the Debtor already knows, or in the offices of the branch in Guatemala on the date in which corresponds to make the payment according to the credit. The payments of capital and interests in all cases, shall be made on or before twelve hours, hour of the city of New York, State of New York of the United States of America. In the event that a date of expiration is a banking holiday, the obligation shall be complied the first previous working day and the interest shall be calculated and paid until such date. A banking holiday is a day in which the banks will not serve the public in the State of New York, United States of America and in the City of Guatemala, Republic of Guatemala. All payment that must be done according to the credit shall be free of any and all retention or reduction of the taxes, exchange commissions, charges, expenses or any concept, current or future, that implies one reduction in the amount that the Bank must receive according to such credit. In consequence, the debtor shall pay to whom corresponds all the obligations before third parties that affect or implies, currently or in the future, in the amounts owed to the Bank according to the current credit contract. In the eventual case that for disposition of law is prohibited to the debtor to make payments owed to the Bank without making deductions or retentions or payment of any other amount or reimburse to the Bank the amounts paid for such concept, the payments for interest owed upon the date of payment in the necessary amount in order to, once complied the obligations for those concepts indicated, the Bank receives in integral manner the amounts established in this credit contract. The debtor shall also provide the Bank, in the term above

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indicated, authenticated copy of the proofs of having negotiated the currencies derived of this loan by means of the national banking system or authorized entities by the Monetary Board of Guatemala to operate the change of currency. In the event that the debtor does not complies with any of the payments mentioned and as consequence the Bank is bound to make the same, the first shall reimburse the Bank within three (3) following working days after notice that the Bank has made one, several or all those payments, the amounts for such concepts have paid, plus interests under a rate equal to the one agreed for the total of the credit, and in such case, the expenses and commissions caused. THIRD: OF THE PROPERTIES OF THE GOODS THAT BE GIVEN IN PLEDGE: Mr. MICHAEL EDWARD ASCOLI GIRON, in representation of the entity PRICESMART (GUATEMALA), SOCIEDAD ANONIMA, declares under faith of oath and advised by the Notary Undersigning of the penalties related to the fault for perjury, that its represented, PRICESMART (GUATEMALA): a) PRICESMART PLAZA, located in sixth avenue zero dash seventy nine of the zone four, city of Guatemala (6th Avenue 0-79, zone 4) registered under number two hundred thirty five thousand four hundred ninety four (235,494), folio two hundred thirty six (236) book one hundred ninety seven (197) of Mercantile Business, file number eighteen thousand one hundred ninety tree dash two thousand (18,193-2000); and b) PRICESMART (GUATEMALA), SOCIEDAD ANONIMA, located in twenty first avenue seven dash ninety of zone eleven, city of Guatemala (21 Avenue 7-90, zone 11) registered under number one hundred ninety thousand two hundred twenty seven A (190,227 A), folio ninety (90), book one hundred fifty five (155) of Mercantile Business, file number twenty eight thousand nine hundred thirty four dash nineteen hundred ninety eight (28,934-1998). States Mr. MICHAEL EDWARD ASCOLI GIRON, in capacity in which acts: a) That accredits the property of Mercantile Business property of PRICESMART (GUATEMALA), SOCIEDAD ANONIMA, through the presentation to the Notary Undersigned of the documents consisting in Certifications issued by the General Mercantile Registration of the Republic of dates twenty ninth of November and fifth of December of the current year, referring to Mercantile Business described and identified in clauses "a" and "b" of this clause, in which it is established that the owner of the same is PRICESMART (GUATEMALA), SOCIEDAD ANONIMA; b) That all taxes of any type currently existing and are in effect, that the charges and taxes against all and each of the Mercantile Business required by any governmental authority of the Republic of

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Guatemala or any political or fiscal authority, have been complete and finally paid or provisioned, specially in the Tax to Mercantile and Agropecuary Business; c) That Mercantile Business of its represented, PRICESMART (GUATEMALA), SOCIEDAD ANONIMA, are free and over them there are no encumbrances, notes, leases, impediments, embargoes, charges, rights against, pledges, use or usufruct or limitations that may affect rights of third parties, except the pledge constituted over variable inventory not perishable consisting in merchandise, that guarantees the hundred twenty five percent of the margin of the loan with Banco Uno, for the amount of two million of dollars of the United States of America. Adds Mr MICHAEL EDWARD ASCOLI GIRON that the statements made correspond to the goods encumbered. The Notary advises the civil and penal responsibilities incurred in the event that the above statements are not true.
FOURTH: CONSTITUTION OF PLEDGE OF MERCANTILE BUSINESS. A) Mr MICHAEL EDWARD ASCOLI GIRON, expresses that its represented, PRICESMART (GUATEMALA), SOCIEDAD ANONIMA, constitutes in favor of CITIBANK, N. A., in guarantee of the payment of the totality of the obligations herein contracted by the entity PRICESMART (GUATEMALA), SOCIEDAD ANONIMA, including capital, interests, fees, collection expenses and any other obligations demandable by virtue of law and this contract FIRST, SOLE AND SPECIAL PLEDGE over the Mercantile Business property of its represented, described and identified in paragraphs "a" and "b" of the third clause immediately previous to this instrument, as well as over all results and performances produced by such Mercantile Business. In addition, declares in name of its represented, that in the pledge are included all elements of the Mercantile Business, inventories, all assets and all accounts payable ordinary and extraordinary of PRICESMART (GUATEMALA), SOCIEDAD ANONIMA, (particularly accounts receivables derived of credit titles) that in fact and right corresponds to PRICESMART (GUATEMALA), SOCIEDAD ANONIMA, as well as the mentioned Mercantile Business; adds that, according to article six hundred fifty five (655) of the Code of Commerce, it is understood as Mercantile Business the set of work, of material elements and coordinated incorporating values, to offer the public with lucrative purpose or in systematic manner, goods or services. Likewise, the pledge of Mercantile Business include all the elements that establishes article six hundred fifty seven (657) of the Code of Commerce.. Continues stating MICHAEL EDWARD ASCOLI GIRON, in his capacity, that its represented, PRICESMART (GUATEMALA), SOCIEDAD

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ANONIMA, has expressly contracted with Citibank, N. A. that the pledge of
Mercantile Business, also includes copyrights, manufacturing secrets and the business, exclusive and concessions, as well as all registration maintained in regard to the GOODS PLEDGED, including any and all diaries, books, operations registry, sales and maintenance and other information related to these, as well as all rights, titles and interests of PRICESMART (GUATEMALA), SOCIEDAD ANONIMA, with goods pledges, all the authorizations, permits, ordinances, consents, privileges, immunities, licenses, and rights of all type, description and characters, options, registration, inspection, documents currently are or in the future may be property or controlled by PRICESMART (GUATEMALA), SOCIEDAD ANONIMA, for the use in connection to the effect, use, operation and maintenance of the GOODS PLEDGED and all other previously indicated. It is understood between the parties of this contract that the debtor shall not have limitation or prohibition for the purchase and sale of products as well as for all the operations that are of the ordinary draft of the Mercantile Business; b) Outstanding Balance. The parties convene that MICHAEL EDWARD ASCOLI GIRON in representation of GRUPO SOLID, S.A (constituted with initials), and Pricesmart (Guatemala), Sociedad Anonima, shall respond all the goods current and future for any outstanding balance that may be left in pledge, in a joint and solidary manner; c) Deposit. All contacting parties appoint PRICESMART (GUATEMALA), SOCIEDAD ANONIMA, as depositary of the goods pledged, which through its legal representative, Michael Edward Ascoli Giron, expresses that is aware of the obligations pertaining to such position, and who accepts to take for free. The depositary declares that is in effective and total possession of the Mercantile Business encumbered. Likewise, declares that is bound to allow that the persons or entities appointed by the Bank may anytime inspect the status of the same and if found suffering damages or deterioration or are not receiving the pertaining attention and maintenance or are found in stage of abandonment, all upon the judgment of the Bank, the same may address to a Judge to request the immediate substitution in the charge of depositary, request tat shall be solved simply, without article, previous and sole audience to the interested party. In the event of execution, the depositary shall be removed by the judge through simple request in such sense by the Bank. In this case, it shall be named as depositary to the person proposed. The depositary assigned upon request of the Bank, shall be exempted from the payment of any bond or guarantee for the performance of the position. D) The debtor is

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bound to respond for the remedy for the eviction and other hidden causes of the goods affected by the pledge. E) Insurance. The Debtor is bound to contract and keep in effect during the period of the contract and all its extensions, and in all case until the effective payment of capital, interests, commissions, recharges, expenses and any other amount duly agreement of this contract, an insurance with any of the authorized insurers to operate in the country - that previously has been accepted expressly by the Bank - for the amounts and against the risks that may affect the good or properties pledged tat are accustomed, including accidents, force majeure and malicious prejudice, extremes that, in case of discrepancies between the parties, shall be determined by the Bank. The insurance shall be contracted in favor of the Bank as beneficiary of the insurance and shall cover, as minimum the total amount of the credit and interests or the balance outstanding from time to time. The Debtor shall provide to the Bank authenticated copy of the insurance policy with all endorsements and documents attached in which the deductible amount is stated and all other conditions of the insurance. In addition, the same shall sent authenticated copy of the receipt of payment of the premium and if this has been paid in installments, it is bound to send the Bank a copy of the receipts within the five (5) working days following the date of payment set in the policy. It is also bound to send to the Bank an authenticated proof subscribed by the legal representative of the insurer in the same that in the event of accident, the indemnization shall be paid directly to the Bank, once deducted the payments for taxes, commissions and any other concept that is legally bound to pay the insurer before paying the indemnization. The Debtor shall provide the Bank the above documents within the three following working days upon signing this contract and, if may correspond to make a renewal or extension or any amendment and/or endorsement of the insurance during the period of the contract, the delivery shall be within fifteen (15) working days following the renewal, extension, amendment and/or endorsement. If upon judgment of the Bank the estimate of the remaining of the eventual indemnization were not enough to cover the commercial value of the goods insured in the event of accident, for any reason, the debtor shall contract according to the instructions of the Bank an additional insurance for the difference or shall guarantee the same constituting bond or any guarantee upon satisfaction of the Bank. In any case, if the Bank considers for any reason or circumstance tat the insurance if not enough, or in the event that the Debtor does not contract and/or maintains in effect the insurance in the indicated manner, the Bank shall have the right,

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even though not the obligation, of requesting and contracting the insurance to the account of the Debtor, who through this act authorizes such request and contracting. F) By virtue of the grantors hereby request to Mr General Mercantile Registrator of the Republic, to register and note in favor of CITIBANK, N. A., the pledge of Mercantile Business, according to the testimony of this document, in the registration inscriptions pertaining to PRICESMART (GUATEMALA), SOCIEDAD ANONIMA, and made certification in the respective testimony the pledges that through this act are constituted, as well as these occupy the first place. g) On his side, Mr. Juan Antonio Miro Llort, on behalf and representation of CITIBANK, N. A., accepts the pledges that through this act are constituted in his favor. FIFTH: OTHER STIPULATIONS. a) It is convened that the effect of the credit and until the cancellation of the amounts owed to the Bank, the owner of the goods may not, without the previous and written authorization of the same, encumber, lease, pledge, constitute usufruct, assign any title or pledge again the Mercantile Business already given as guarantee, under sanction of nullity of the acts or contracts that are held and without prejudice of the right of the Bank to consider as terminated in advance the period of the credit. B) It is expressly convened that the pledge constituted by this act shall remain in effect and will have all the effects until the effective cancellation of the totality of the credit and its extensions. C) Maintenance of the Pledge. The Debtor is bound to keep the Mercantile Business pledged in perfect state of operation, preservation, and maintenance imposing equal obligations of its employees and dependants. The Debtor shall communicate to the Bank, immediately, that is, the date in which occurs the first following working day in case of holiday, the existence of any risk of any of the GOODS PLEDGED. SIXTH: STATEMENTS AND OBLIGATIONS. Without prejudice to other statements and obligations contracted according to this credit contract, the legal representative of the debtor declares and assures through this act: a) That its represented is a mercantile society duly organized, existing and in good state of solvency according to the laws of the Republic of Panama and that is bound to keep and maintain in during the effect of the of the credit its legal existence and judicial personality, as well as all rights, including privileges, commercial names, and to conduct its business in an organized, efficient and regular manner; b) tat such entity has capacity to be owner of the properties and to carry out businesses in the manner currently kept; c) that the execution and compliance of this contract does not contravene any legal or contracting precept that constitutes an event of

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non-compliance according to other contract or instrument in which its represented is part of, or by obligation that may be contracted, or that is prohibited for another reason; d) That the financial statements of its represented for the fiscal year ended on the thirtieth of June of the year two thousand were prepared according to the principles of accounting generally accepted and applied upon a consistent basis for the specific period, and present reasonably the financial situation of the debtor to the date of this contract; e) Without prejudice of the above, the Debtor is bound to provide the Bank the financial statements in any period in which this may request so. In any case, it is bound to provide the Bank within the one hundred twenty (120) calendar days following the fiscal closing of each of the years during which the period of the credit or its extensions and until the total cancellation of the credit, the financial statements for the pertaining year, including the balance sheet, loss and profit statements, statements of change of capital of the shareholders and statement of change in the financial situation of the Debtor. The financial statements referred pertaining to each fiscal year shall be presented audited by an auditing firm and independent public accountants whose name is known and acceptable to the Bank, and shall be prepared according to the principles of accounting generally accepted and calculated upon a consistent basis for the specified periods and shall be presented reasonably the financial situation of the Debtor to the date of the same. If the Debtor may be required by the Bank, the same shall provide or place at the disposition of the Bank, upon choice of this latter, the books of the acts, accounting books and the documentation support, providing all the necessary cooperation with the experts appointed by the Bank for the duly understanding of the same. Of this account, such technicians shall interview with the persons and officers of the Debtor to provide explanations on the financial situation; f) The registered address of the debtor is twenty first avenue seven dash ninety of zone eleven, city of Guatemala, and this address belongs exactly to the location where the main offices and place of activities are found; g) That the contract contained in this document legally binds the Debtor according to each of the clauses demanding its compliance; h) States the legal representative of the Debtor that since the date of the financial statements and patrimony state presented to the Bank upon request of the credit herein mentioned until this date, there have been no material adverse changes in the assets, obligations (contingent or others) or in the financial situation or business of the Debtor. The same is bound to provide the Bank, within the following three (3) working days to the date in which is known a substantial adverse

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change in its financial situation, a detailed and precise report that contains, at least, the nature of the change, the obligation or obligations affecting the situation or situations in moratorium in which it may incurred, the time in which has been in moratorium, the proposed measures to remedy such situation and other information related to the adverse financial situation; I) The debtor is bound to pay on a timely basis, all taxes, rates, arbitrations, contributions or any other charges to which the same is bound, unless those in good faith may have decided to refute, circumstance that will communicate to the Bank immediately, or at least one day prior to the expiration of the period to present the refusal. When related to taxes over the pledged properties, and/or the credit contract, and with the purpose to prove that the same have been duly paid, the debtor is bound to deliver the Bank within the following fifteen working days of making the payment, the authenticated copy of the receipts accrediting the compliance of such obligations. In the event that the debtor does not comply with the payment mentioned in this literal, the same authorizes upon this moment the Bank to make such payment on its behalf, provided that the Bank may choose to do so. In this case, it shall reimburse the Bank within the next three working days after been advised that the Bank as made such payment, the quantities that for such concept this latter has paid, plus interests equivalent to an equal rate agreed for the amount of the credit, and in its case, the expenses and commissions caused; j) the goods pledged shall be inspected periodically by the person or persons appointed by the Ban, and in any case no less than twice (2) a year. The owner shall allow such persons to access the place and shall provide the cooperation and assistance that may be required for the effects of the inspection; k) The debtor shall keep in effect the contracts and/or work relations or services with the current management team, being able to substitute only with personnel of equal capacity or better qualified than the current; I) That there is no litigation or administrative procedure pending before the court or authority or arbitrators that may affect in negative or adverse manner the financial situation of the Debtor or the legitimacy, validity or demandability of this contract. The debtor shall inform the Bank in an immediate manner any litigious matter that may be part of, and the following day be notified of all action and/or judicial diligence placed against it. In regards precautious measures, the same shall inform the Bank immediately upon having knowledge of the same. It shall also inform the Bank of any obligation that the same may have; m) The Debtor shall not contact encumbrance, pledge or any other obligations, of any nature that may lead to encumbrances or limitations over the

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current properties or those that may acquire in the future, without the previous and written consent of the Bank; n) The Debtor shall comply all the regulations, rules, laws, orders and in general, all the standards of any nature issued by the competent authority that may be applicable; o) the Debtor shall provide notice in writing to the Bank, no later than the following day of the occurrence, any non-compliance accompanied by a statement of the action proposed by the Debtor to remedy the unfulfillment; p) The Debtor shall not sell, lease or in any manner dispose of a substantial portion of the assets in any fiscal exercise except with the previous and written consent of the Bank; and q) Upon concluding the fiscal period of the year two thousand one, THE DEBTOR may keep and reflect the next financial situation; i) That by reason of coverage of service of debt be in any moment less than one point five (1.5) to one (1.00). For the purpose of calculation of "Reason of Coverage of Debt Service" shall be calculated annually upon the last day of each fiscal year of the Debtor for the period of one year concluding in the date of determination of the same and shall be defined, as the guarantees of the Debtor prior to the interests, taxes, depreciation and amortization (EBITDA), over the amount of payment of interests, capital, and the current portion of the long term debt (those payments of debts to be made during the period following such for which the determination was carried out, all determined according to the principles of accounting generally accepted and applied in such consistent manner; ii) That for Debt or Leverage be in any moment no more than three point eight (3.80) to one (1.00). For the purpose of the calculation, it shall be defined the "Reason of Debt", as the total of liabilities of the Debtor (including the obligations owed to the headquarters, PriceSmart, Inc. and any other company related to the headquarter), over the profits of the Debtor before the interests, taxes, depreciation and amortization (EBITDA), all as determined according to the principles of accounting generally accepted and applied in consistent manner;
and iii) That the maximum level of the total outstanding balance of the Debtor, over the profits of the Debtor before the interests, taxes, depreciation and amortization (EBITDA), may not be in any moment higher than two point five (2.5) to one (1.00). For the purpose of the calculation, it shall define "Total of the Debt" as debt with the banks, debts to banks, short and long term debts, plus any other amount owed to PriceSmart, Inc, and any other company related to the headquarters. SEVENTH: NON COMPLIANCE AND PREMATURE TERMINATION: The Bank shall, upon discretion, consider terminated the period of the contract in a premature

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manner and demand the payment of the capital, interests, expenses, and in its case, judicial fees as any other obligation or payment owed according to this contract, in the event of occurring any of the following issues: a) If the debtor does not comply with the payment of interests or capital, expenses or commissions to the Bank when are owed or payable, be it upon expiration or in any date established for its payment; b) For lack of compliance of the debtor to any of the obligations assumed in this credit contract, or those that according to the law corresponds to assume; c) For lack of compliance of the debtor PRICESMART (GUATEMALA), SOCIEDAD ANONIMA, to cancel in its totality, the banking credit granted by Banco Uno, Sociedad Anonima, for the amount of up to two million dollars of the United States of America, on the date of the expiration, March nineteen of the year two thousand one; d) When occurring a material adverse change in the financial condition or in the business of the debtor, that to the opinion of the Bank, affects the guarantee or increase the risk; e) When occurring a material change in the political, economic, monetary situation or of the other type in the Republic of Guatemala that in the opinion of the Bank, could increase the risk; f) If the debtor is object of demand, embargo, kidnap or intervention, or if declared in bankruptcy or if promoting voluntary bid of creditors or if is created against it a forced bid of creditors or bankruptcy;
g) If any of the goods of the debtor, but specially the pledge movables, suffer such depreciation or reduction that does no longer constitute enough support to the Bank, unless the same offers and effectively constitutes a guarantee satisfactory to the Bank; h) If the debtor reduces its capital, amortizes or acquires its own shares, begins dissolution, liquidation, merges by absorption or consolidation in or with other person without previous consent and approval of the Bank; i) If the meeting of shareholders of the debtor agrees to distribute dividends in each fiscal period, be that these provide from current, retained and/or accumulated utilities for an amount superior to the amount equivalent to the sixty percent (60%) of the positive annual net income; j) If the debtor encumbers a substantial part of the goods to any other title without previous authorization of the Bank; k) If the debtor does not comply with the payment of any other debt including capital, interests, premiums or commissions or does not comply in any other manner its obligations in its charge and in favor of the Bank, be it upon expiration of the natural period or in case of anticipated expiration; l) If the Debtor does not comply with the payment of any other debt contracted with third parties while become demandable, if stops in the payment of its obligations or if it makes an

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general assignment in favor of its creditors; mm) If any sentence or order is dictated against the Debtor demanding the payment or more than the amount of ONE MILLION DOLLARS OF THE UNITED STATES OF AMERICA ($1,000,000.00), or its equivalent in other currency; n) If any governmental, judicial, or other authority of the Republic of Guatemala initiates actions to expropriate, kidnap, take over all or substantial part of the goods of the debtor or in other manner assumes the custody or control of the properties be it by execution or in any other manner and/or restricts, limits or prohibits the Debtor the handling and faculty to control its business; and o) If the debtor merges with other company or if in any other manner transfers the companies through which performs its activities and carries out businesses. EIGHTH: AUTHORIZATION TO DEBIT. If the credit against the Debtor is demandable by virtue of any case expected as non-compliance for this contract or by law, the Bank may retain the goods of the Debtor found in their power or at their disposition. Likewise, if the mentioned non-compliance occurs, the Debtor authorizes in an irrevocable manner to the Bank to debit any account of deposits that the same maintains with the Bank to the effect of extinguishing any debt to its charge, and until the maximum amount necessary to extinguish the amounts owed. NINT: ASSIGNMENT. The debtor accepts and recognizes expressly that the Bank may assign, encumber, or negotiate in any manner its rights derived from the credit and over the pledge guarantees, without need of previous or further notice or consent of the Debtor, by only notifying the name of the new creditor and the place in which such payment shall be made for both capital and interests. The Debtor shall not assign or transfer the rights and obligations that corresponds to the same according to this contract, direct or indirectly without the previous consent of the Bank. TENTH:
RESIGNATION. No lack or delay of the Bank in the exercise of any right or faculty corresponding to the same according to this contract, shall produce effects of a resignation of these. It shall neither impede for the same reason any other right or future exercise of such rights or of a faculty, action, pretension, exception or resource. Likewise, shall effect shall not happen for the partial exercise of the same. The rights, actions, pretensions, exceptions and resources established in this contract do not exclude any other established by law. ELEVENTH: HONORARY AND EXPENSES. The honoraries and expenses that cause with reason the present business and the registration of the pledge in the General Mercantile Registration of the Republic as well as the judicial and extrajudicial related with its collection, shall be to the account of the debtor. TWELFTH:

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APPLICABLE LAW. This contract shall be ruled, governed, and interpreted according to the laws of the Republic of Guatemala. THIRTEENTH: PROCESSING EFFECTS. The Debtor recognizes as perfect executive title the testimony of this document, waiver of domicile and submits expressly to the competence of the courts of the Department of Guatemala, Republic of Guatemala, the one chosen by the Bank. Likewise, the Debtor accepts as liquid, demandable and of expired term the amount that the Bank demands and as good and precise the accounts that the Bank presents, in regards to the credit. b) The debtor exempts the Bank of the obligation to provide bond, guarantee or counterguarantee for the exercise of its rights or derived of a precautious measure. c) For the effects of this contract, the Debtor establishes and designates as place to receive notices, summons, communications and correspondence the address indicated in clause six of this document, and is bound to advise in writing to the Bank any change that may result in the understanding the if not doing so, shall be considered valid and well done the communications, summons and notices sent, practiced or destined to such address. FOURTEENTH: SUBSTITUTION OF OTHER CONVENTIONS. This contract and any other documents subscribed as result or in compliance of the same, express the complete understanding of the parties regarding the judicial business executed between the parties in this document. Any extension, amendment, innovation, resignation of right and termination shall be made with the written authorization and approval of the Bank. FIFTEENTH: SEVERABILITY. If any convention of credit or of this contract or the application of the same to any person, by any circumstance is considered invalid, void, inefficient or for any reason avoids legal effects, such invalidity, nullity, inefficiency or impediment shall not affect any other contract that may have effects without the affected agreement. For such purpose, the agreements, conventions, rights and obligations contained in this contract of credit shall be severable. SIXTEENTH:
SENTECE OR AUTO: If with the purpose of obtaining a sentence or final act is necessary to convert the amounts owed in Dollars of the United States of America to another currency according to this contract, the parties convene that the type of exchange to be used shall be such which allows the Bank acquire all the proper currencies in accordance to the normal banking procedures the previous working day to such in which is dictated the final sentence, or related to the execution under judicial order, the previous working day to which is dictated in the auto solving definitely the liquidation project of the debt and the processing fees. Without prejudice that a sentence is

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dictated or not in Dollars of the United States of America, the obligation of the Debtor in regards to the any amount owed to the Bank according to this contract shall be considered paid only if on the following working day to the date in which Bank has received this other currency, any amount taken by the court as owed under this contract, the Bank may agree with the normal banking procedures, purchase dollars of the United States of America with such other currency which satisfy total or partially the balance outstanding. If the debt is covered only partially by virtue that the Dollars of the United States of America so compared result in a less amount than the total originally owed to the Bank according to this contract, the Debtor agrees, as an obligation different and independently of such sentence or auto, indemnize the Bank for the difference resulting from the Dollars acquired and the amount effectively owed according to this contract. SEVENTEENTH: ACCEPTANCE. The grantors, in capacity with those acting, state the acceptance of the clauses and stipulations of this document. I, the Notary, ATTEST: a) of total exposed; b) that I have seen the related documentation, and the certifications issued by the General Mercantile Registration of the Republic, in which are stated the movable goods pledge belonging to the Debtor; and c) that I have read what is written by the grantors, who after having personally be aware of its contents, objective, validity, legal effects and obligations, do confirm, accept and sign jointly with the Notary Undersigned.

[Two illegible signatures]

Before me:

[Signature of the Notary]